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Exhibit 10.13

                       MANAGEMENT SHAREHOLDER AGREEMENT

     THIS MANAGEMENT SHAREHOLDER AGREEMENT (this "Agreement") is entered into as of May 10, 2000, between Jostens, Inc., a Minnesota corporation (the "Company"), and Michael Bailey (the "Shareholder").

                                R E C I T A L S

     A. The Company is a party to an Agreement and Plan of Merger dated as of December 27, 1999 (as amended, the "Merger Agreement") by and between the Company and Saturn Acquisition Corporation, a Minnesota corporation ("MergerCo"), pursuant to which MergerCo will, subject to the terms and conditions of the Merger Agreement, be merged with and into the Company (the "Merger").

     B. The Shareholder is the beneficial owner of 15,913 shares of the Company's common stock, par value $0.33? per share, which in connection with the Merger will be retained by the Shareholder and redesignated as Class A Common Stock, par value $0.33? per share ("Class A Stock") (the "Retained Shares").

     C. The Shareholder entered into a Stock Option Agreement with the Company, dated the date hereof, pursuant to which the Shareholder was granted an option to purchase shares of Class A Stock (such shares, when issued, the "Option Shares").

     D. The Shareholder has entered into a Loan and Pledge Agreement with the Company, pursuant to which the Shareholder has pledged all or a portion of his Retained Shares to the Company (the "Pledged Shares"). All Retained Shares held by the Shareholder that are not pledged to the Company are referred to herein as the "Non-Pledged Shares."

     E.   The Company and the Shareholders desire to enter into this Agreement.

                               A G R E E M E N T

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the parties hereto agree as follows:

     SECTION 1.  Certain Definitions.  Capitalized terms used herein shall have
                 -------------------
the following meanings:

          "Additional Put Right" is defined in Section 3(b).

          "Agreement" means this Shareholder Agreement.

          "Annual Valuation" is defined in Section 3(c).
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          "Appraisers" is defined in Section 3(c).

          "Articles of Incorporation" means the Articles of Incorporation of the Company, as amended or restated from time to time.

          "Cause" means (A) the Shareholder's gross misconduct; (B) the Shareholder's willful and continued failure to perform substantially his or her duties with the Company (other than any such failure relating to changes in the Shareholder's duties that constitute Good Reason (as defined below) after a demand for substantial performance is delivered to the Shareholder by the Board which specifically identifies the manner in which the Board believes that the Shareholder has not substantially performed his or her duties and provides for a reasonable period of time within which the Shareholder may take corrective measures, or (C) the Shareholder's conviction (including a plea of nolo
                                                                   ----
contendere) of willfully engaging in illegal conduct constituting a felony or
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gross misdemeanor under federal or state law which is materially and demonstrably injurious to the Company or which impairs the Shareholder's ability to perform substantially his or her duties with the Company.

          "Class A Stock" is defined in recital B.

          "Company" is defined in the preamble.

          "Cost" of Class A Stock means $25.25 per share plus interest from the date hereof at a floating rate calculated quarterly as follows: for the period from the date hereof through June 30, 2000, at a per annum rate equal to the 3-month t-bill rate for May 10, 2000, as published in the Wall Street Journal, and for each calendar quarter thereafter, at a per annum rate equal to the 3-month t-bill rate for the last day of the immediately preceding quarter, as published in the Wall Street Journal; provided, that for purposes of Section 3(a) of this Agreement, in the event the Shareholder is terminated for Cause, "Cost" shall mean $25.25 per share.

          "Endorsed Certificate" is defined in Section 3(a).

          "Exchange Act" shall mean the Securities Exchange Act of 1934, or any successor law, as amended from time to time, including the various rules and regulations issued pursuant to that Act or any successor law.

          "Fair Market Value" means the value of a Share, as of the Termination Date, calculated pursuant to Section 3(c).

          "Good Reason" means, unless the Shareholder shall have consented in writing thereto, any of the following: (A) a change in the Shareholder's title(s), status, position(s), authority, duties or responsibilities as an executive of the Company as in effect at the effective time of the Merger (other than any change directly attributable to the fact that the Company is no longer publicly owned); provided, however, that Good Reason does not include a change in the Shareholder's title(s), status, position(s), authority, duties or responsibilities caused by an insubstantial and inadvertent action that is remedied by the Company promptly after receipt of notice of such change given by the Shareholder, (B) a reduction by the Company in the Shareholder's base pay, or an adverse change in the form or timing of the payment thereof, as in effect at the effective time of the Merger or as thereafter increased or by a reduction in the

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Shareholder's target annual incentive award as in effect at the effective time of the Merger or as thereafter increased, (C) the failure by the Company to cover the Shareholder under benefit plans that, in the aggregate, provide substantially similar benefits to the Shareholder and/or his or her family and dependents as a substantially similar total cost to the Shareholder (e.g., premiums, deductibles, co-pays, out-of-pocket maximums, required contributions, taxes and the like) relative to the benefits and total costs under the benefit plans in which the Shareholder (and/or his or her family or dependents) is participating at any time during the 90-day period immediately preceding the effective time of the Merger, (D) the Company's requiring the Shareholder to be based more than 30 miles from where his or her office is located immediately prior to the effective time of the Merger, except for required travel on the Company's business, and then only to the extent substantially consistent with the business travel obligations which the Shareholder undertook on behalf of the Company during the 180-day period immediately preceding the effective time of the Merger, (E) any purported termination by the Company of the Shareholder's employment which is not properly effected pursuant to the terms of the Company's Executive Change in Control Severance Pay Plan or (F) any refusal by the Company to continue to allow the Shareholder to attend to matters or engage in activities not directly related to the business of the Company which, at any time prior to the effective time of the Merger, the Shareholder was not expressly prohibited by the Company from attending to or engaging in.

          "Initial Public Offering" means the sale of any of the common stock of the Company pursuant to a registration statement that has been declared effective under the Securities Act, if as a result of such sale (i) the issuer becomes a reporting company under Section 12(b) or 12(g) of the Exchange Act and
(ii) such stock is traded on the New York Stock Exchange or the American Stock Exchange, or is quoted on the NASDAQ National Market System or is traded or quoted on any other national stock exchange or national securities system.

          "Investcorp Shareholders" means Investcorp Bank E.C. and/or one or more of its affiliates ("Investcorp") and other international investors with whom Investcorp has an administrative relationship.

          "Non-Pledged Shares" is defined in recital D.

          "Option Shares" is defined in recital C.

          "Permanent Disability" means the failure by the Shareholder to render full-time employment services to the Company for an aggregate of sixty (60) business days in any continuous period of six (6) months on account of physical or mental disability.

          "Permitted Transferee" means any of (A) the Shareholder's spouse, child, estate, personal representative, heir or successor, (B) a trust for the benefit of the Shareholder or his spouse, child or heir, or (C) a partnership, the partners of which consist solely of the Shareholder and/or his spouse, child, heir, and/or successor.

          "Pledged Shares" is defined in recital D.

          "Put Period" and "Put Right" are defined in Section 3(b).

          "Repurchase Period" and "Repurchase Right" are defined in Section
3(a).

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          "Retained Shares" is defined in recital B.

          "Retirement" means age 65.

          "Securities Act" means the Securities Act of 1933, or any successor law, as amended from time to time, including the various rules and regulations issued pursuant to that Act or any successor law.

          "Shares" means the Option Shares and the Retained Shares.

          "Subsidiary" means any joint venture, corporation, partnership, limited liability company or other entity as to which the Company, whether directly or indirectly, has more than 50% of the (i) voting rights or (ii) rights to capital or profits.

          "Termination Date" means the date on which the Shareholder ceases to be employed by the Company for any reason.

          Certain other terms are defined elsewhere in this Agreement.

     SECTION 2.  Restrictions on Transfer.
                 ------------------------

     (a) Subject to Section 3 hereof and the Articles of Incorporation, prior to an Initial Public Offering, the Retained Shares shall not be transferable or transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) except that the Shareholder may transfer the Retained Shares to a Permitted Transferee. This Agreement shall be binding on and enforceable against any person who is a Permitted Transferee of the Retained Shares except a person who acquires any Retained Shares pursuant to the Articles of Incorporation or as part of an Initial Public Offering. The stock certificates issued to evidence Retained Shares shall bear a legend referring to this Agreement and the restrictions contained herein.

     (b) Certificates representing Retained Shares shall bear a legend referring to this Agreement and the transfer restrictions contained herein, in addition to any other legends that the Company may deem appropriate.

     SECTION 3.  Repurchase of Shares.
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     (a)  In the event that the Shareholder ceases to be employed by the Company for any reason prior to an Initial Public Offering, the Company, during the sixty (60) days following the Termination Date (the "Repurchase Period") shall have the right to purchase all or any portion of the Retained Shares (the "Repurchase Right"). The purchase price for each Retained Share shall equal
Fair Market Value unless the Shareholder resigns without Good Reason prior to May 10, 2003 or is terminated for Cause at any time, in which case the purchase price will be the lower of Fair Market Value or Cost. If the Company elects to purchase the Retained Shares, it shall notify the Shareholder at or before the end of the Repurchase Period of such election and the purchase price shall be paid in cash at a time set by the Company (the "Repurchase Date") within thirty
(30) days after the end of the Repurchase Period, provided that the Shareholder has presented to the Company stock certificates evidencing the Retained Shares duly endorsed for transfer (the "Endorsed Certificates"). If the Shareholder fails to deliver the Endorsed

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Certificates, the Retained Shares represented thereby shall be deemed to have been purchased upon (i) the payment by the Company of the purchase price to the Shareholder or his or her Permitted Transferee or (ii) notice to the Shareholder or such Permitted Transferee that the Company is holding the purchase price for the account of the Shareholder or such Permitted Transferee, and upon such payment or notice the Shareholder and such Permitted Transferee will have no further rights in or to such Retained Shares. The Company may assign its Repurchase Right hereunder to Saturn Equity Limited ("SEL") or to an affiliate of the Company. If the Retained Shares are not purchased pursuant to Section 3(a) or 3(b), the restrictions on transfer thereof contained in Section 2 of this Agreement shall terminate and be of no further force and effect.

     (b) If the Shareholder's employment with the Company is terminated prior to an Initial Public Offering (i) by the Company without Cause; (ii) due to the Shareholder's Retirement, death or Permanent Disability; (iii) by the Shareholder for Good Reason; or (iv) at any time after May 10, 2003 for any reason other than for Cause, the Shareholder or his or her representative or Permitted Transferee, during the 120 days following the Termination Date (the "Put Period") shall have the right to require SEL to purchase all or any portion of the Retained Shares then held by the Shareholder (the "Put Right"), unless, by the thirtieth (30) day after the Company and SEL have received notice of the Shareholder's election to exercise the Put Right, the Company has notified the Shareholder and SEL of its election, exercisable at the discretion of the Company, to purchase the Retained Shares on the same terms as such Retained Shares were to be purchased by SEL, in which case such Retained Shares will be acquired by the Company. The purchase price shall be at Fair Market Value, unless the employment of the Shareholder is terminated without Cause prior to May 10, 2003, in which case (i) for Pledged Shares, the purchase price will be the lower of Fair Market Value or Cost and (ii) for Non-Pledged Shares, the purchase price will be Cost if the termination occurs prior to May 10, 2001 and will be Fair Market Value thereafter. The purchase price shall be paid in cash at a time specified by SEL or the Company, as applicable, within thirty (30) days after the end of the Put Period, provided that SEL or the Company, as the case may be, need not pay the purchase price until such later time that the Shareholder presents to the Company the Endorsed Certificates.. If the Shareholder's employment with the Company is terminated by the Shareholder without Good Reason at any time prior to May 10, 2003, the Shareholder or his or her representative or Permitted Transferee, during the Put Period, shall have the right to require SEL to purchase all or any portion of the Shares pledged by the Shareholder pursuant to the Shareholder's Loan and Pledge Agreement entered into in connection with borrowings under the Company's Stock Loan Plan (the "Additional Put Right"), unless, by the thirtieth (30) day after the Company and SEL have received notice of the Shareholder's election to exercise the Additional Put Right, the Company has notified the Shareholder and SEL of its election, exercisable at the discretion of the Company, to purchase the Shares on the same terms as such Shares were to be purchased by SEL, in which case such Shares will be acquired by the Company. The purchase price shall be at the lower of Fair Market Value or Cost. The purchase price shall be paid in cash at a time specified by SEL or the Company, as applicable, within thirty (30) days after the end of the Put Period.

     (c) The Fair Market Value of the Retained Shares to be purchased by the Company hereunder shall be determined in good faith by the Company's Board of Directors. The Board of Directors shall make its determination of Fair Market Value annually (the "Annual Valuation")

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promptly after the completion of the Company's audited financial statements for the year then completed and such determination shall remain in effect until the Board of Directors makes the next Annual Valuation. Notwithstanding the foregoing, if the Board of Directors or an investment banker or appraiser appointed by the Company makes a determination of Fair Market Value subsequent to an Annual Valuation, such subsequent determination shall supersede the Annual Valuation then in effect and shall establish the Fair Market Value until the next Annual Valuation. The Fair Market Value shall be based on an assumed sale of 100% of the outstanding capital stock of the Company. If such determination of the Fair Market Value is challenged by the Shareholder, each of the Shareholder and the Board of Directors will select an appraiser or investment banker, and the two appraisers and investment bankers, as the case may be, will select a mutually acceptable investment banker or appraiser. The three selected appraisers or investment bankers, as the case may be (the "Appraisers"), shall establish the Fair Market Value as of the date of valuation referenced in the Annual Valuation or a subsequent determination. The Appraisers' determination shall be conclusive and binding on the Company and the Shareholder. The Shareholder shall bear all costs incurred in connection with the services of such Appraisers if the Fair Market Value determined by such Appraisers is less than or equal to 110% of the determination challenged by the Shareholder. All costs in connection with the services of such Appraisers will be borne equally by the Company and the Shareholder if the Fair Market Value established by such Appraisers is greater than 110% but less than or equal to 120% of the determination challenged by the Shareholder. The Company shall bear all costs incurred in connection with the services of such Appraisers if the Fair Market Value established by such Appraisers is greater than 120% of the determination challenged by the Shareholder. If it is determined that the Shareholder bears some or all of the costs incurred in connection with the services of the Appraisers, the Shareholder shall promptly pay or reimburse the Company for such costs .

     (d) The Shareholder shall not be considered to have ceased to be employed by the Company for purposes of this Agreement if he continues to be employed by the Company or a Subsidiary, or by a company of which the Company is a subsidiary.

     SECTION 4.  Registration of Shares.
                 ----------------------

     (a) Subject to Sections 6 and 7 of this Agreement, if the Company proposes to file a registration statement with respect to common equity securities of the Company (excluding a registration statement filed prior to or in connection with the Initial Public Offering and any registration statement on Form S-8 or S-4 or comparable successor forms or a registration statement relating to a dividend reinvestment plan), which is available for use for the sale of Retained Shares under the Securities Act, then the Company shall give written notice of such proposed filing to the Shareholder at least 10 business days before the anticipated filing date of such registration statement, and such notice shall offer the Shareholder the opportunity to include in such registration statement the Retained Shares then owned by the Shareholder, as the Shareholder may request in writing within 7 business days after receipt of the Company's notice (which request shall specify the number of Retained Shares to be included in such registration statement and the intended method of disposition). The Company may require the Shareholder to furnish the Company such information regarding the Shareholder and the distribution of the Retained Shares as the Company may from time to time reasonably request in writing and as

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

shall be required by law or by the Securities and Exchange Commission in connection with such registration.

     (b) If any registration statement governed by Section 4(a) relates to an underwritten offering and the managing underwriter of such offering advises the Company in writing that the total number of shares which the Company, the Shareholder and other Persons whose contractual rights (now existing or hereafter granted) give them the right to be included in such registration intend to include in such offering is sufficiently large to affect adversely the ability of such underwriter to complete successfully an offering that does not significantly and adversely impact the market price of the shares being offered, then the number of shares to be included in such registration statement shall be reduced pro rata among the Company, the Shareholder and such other Persons.

     (c) The Company shall, to the extent that it is subject to the reporting requirements of the Exchange Act, use its reasonable best efforts to file the reports required to be filed by it under the Exchange Act so as to enable the Shareholder to sell Retained Shares without registration pursuant to Rule 144 under the Securities Act. In connection with any sale, transfer or other disposition by the Shareholder of any Retained Shares pursuant to Rule 144 under the Securities Act, the Company shall, to the extent permissible under applicable law, cooperate with the Shareholder to facilitate the timely preparation and delivery of certificates representing Retained Shares to be sold and not bearing any Securities Act legend, and enable certificates for such Retained Shares to be issued at least two business days prior to any sale of such Retained Shares for such number of Retained Shares and registered in such names as the Shareholder may reasonably request upon ten (10) business days prior notice. The Company's obligation set forth in the previous sentence shall be subject to the delivery, if reasonably requested by the Company or its transfer agent, by counsel to the Shareholder (which counsel shall be reasonably acceptable to the Company and its transfer agent), in form and substance reasonably satisfactory to the Company and its transfer agent, of an opinion that such Securities Act legend need not appear on such certificate.

     (d) Within 30 days following an Initial Public Offering, the Company will file with the Securities and Exchange Commission a registration statement on Form S-8 providing for the registration of sales of Option Shares.

     SECTION 5.  Compliance with Legal Requirements.  No Shares shall be
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transferred pursuant to this Agreement unless and until all legal requirements applicable to such transfer have, in the opinion of counsel to the Company, been satisfied. Such requirements may include, but are not limited to, registering or qualifying such Shares under any state or federal law, satisfying any applicable law relating to the transfer of unregistered securities or demonstrating the availability of an exemption from applicable laws, placing a legend on the Shares to the effect that they were issued in reliance upon an exemption from registration under the Securities Act and may not be transferred other than in reliance upon Rule 144 or Rule 701 promulgated under the Securities Act, if available, or upon another exemption from the Securities Act, or obtaining the consent or approval of any governmental regulatory body.

     SECTION 6.  Lock-Ups.
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     (a)  If and to the extent requested by the managing underwriter in connection with the Initial Public Offering, the Shareholder shall agree in writing that the Shareholder will not, without the consent of the managing underwriter: (x) effect any public sale or distribution of any Shares for a period of 180 days following effectiveness of the registration statement relating to such offering or (y) effect any other transfer of Shares during such 180 day period unless the transferee agrees in writing to be bound by the terms and conditions of this Section 6(a).

     (b) If and to the extent requested by the managing underwriter in connection with any other underwritten offering of equity securities of the Company (whether for the account of the Company, selling shareholders or both), the Shareholder shall agree in writing that he will not, without the consent of the managing underwriter: (x) effect any public sale or distribution of any Shares for a period of 90 days following effectiveness of the registration statement relating to such offering or (y) effect any other transfer of Shares during such 90 day period unless the transferee agrees in writing to be bound by the terms and conditions of this Section 6(b).

     (c) The Shareholder agrees that he shall not be permitted to sell any Shares in the Initial Public Offering unless (x) the Investcorp Shareholders sell shares in the Initial Public Offering and (y) the underwriter managing the Initial Public Offering believes, in its sole discretion, that the inclusion of the Shareholder's Shares will not affect adversely such offering. In the event the Shareholder is entitled to sell Shares pursuant to the preceding sentence, the Shareholder shall be permitted to sell a number of Shares not greater than 15% of the Shareholder's total Shares, including Option Shares; provided that in no event shall the Shareholder be permitted to include in such offering a number of Shares greater than the number of shares included in such offering by the Investcorp Shareholders.

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     SECTION 7.  Sales Following an Initial Public Offering.
                 ------------------------------------------

     (a) Following the earlier to occur of (i) the sale by the Investcorp Shareholders of an aggregate of 20% or more of the shares of Company common stock purchased by the Investcorp Shareholders on the date hereof or (ii) the third anniversary of the Initial Public Offering, the Shareholder shall be permitted to sell a number of Shares not greater than 15% of the Shareholder's total Shares, including Option Shares, in each subsequent calendar year, and a pro rata portion of such amount, determined on a monthly basis, for the year in which such event occurs; provided that if the event described in clause (i) shall occur in the same year as the Initial Public Offering, any Shares sold by the Shareholder in the Initial Public Offering shall be counted toward the total Shares the Shareholder is entitled to sell for such year. The Shareholder may make additional sales of Shares only with the consent of the Investcorp Shareholders (and SEL shall have the authority to speak on behalf of the Investcorp Shareholders for this purpose).

     (b) The Shareholder shall be permitted to participate in a registered secondary offering of the Company in which the Investcorp Shareholders sell shares; provided that the total number of the Shareholder's Shares that may be included in such offering shall not exceed the lesser of (i) the amount of Shares that the Shareholder is entitled to sell pursuant to clause (a) above (taking into account any other sales by the Shareholder in such year) and (ii) the percentage of the Shareholder's Shares, including Option Shares, equal to the percentage of the total shares of Company common stock owned by the Investcorp Shareholders being sold by the Investcorp Shareholders in such offering.

     (c) Notwithstanding clause (a) above, the Investcorp Shareholders shall be entitled to delay any sale of Shares by the Shareholder made pursuant to such clause (a) for a period not to exceed 90 days, if the Investcorp Shareholders intend to cause the Company to effect a secondary registered offering or if the Investcorp Shareholders intend to sell a significant block of Company common stock in such 90-day period.

     (d) All of the restrictions on the Shareholder's ability to sell his Shares shall also apply to Shares the ownership of which is attributable to the Shareholder pursuant to Rule 144(a)(2) under the Securities Act of 1933, as amended. All of the restrictions on the Shareholder's ability to sell such Shares shall lapse upon the earlier to occur of (i) the date upon which the Investcorp Shareholders own less than 10% of the total outstanding shares of Company common stock or (ii) the fifth anniversary of the Initial Public Offering.

     SECTION 8.  Termination of Chief Executive Officer.  If, at any time prior
                 --------------------------------------
to the first anniversary of the date of this Agreement, (a) Robert Buhrmaster's employment as Chief Executive Officer of the Company is terminated by the Company without Cause or by Mr. Buhrmaster for Good Reason (as such terms are defined in the Stock Option Agreement dated the date hereof between the Company and Mr. Buhrmaster) and (b) within 60 days following such termination, the Shareholder elects to terminate his employment with the Company, the Shareholder shall be entitled to receive severance benefits in an amount equal to the severance benefits the Shareholder was entitled to receive pursuant to the Company plans in effect at the effective time of the Merger in the event of a Change of Control (as defined in any such plan) and the Shareholder's termination of his employment for Good Reason (as defined in any such plan).

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     SECTION 9.  RELIANCE ON THIS AGREEMENT.
                 ---------------------------

     (a) THE SHAREHOLDER ACKNOWLEDGES THAT, ALTHOUGH THERE ARE MANY POSSIBLE METHODS OF DETERMINING THE PURCHASE PRICE OF THE COMPANY'S SHARES, THE SHAREHOLDER HAS ENTERED INTO THIS AGREEMENT IN RELIANCE UPON THE EXPECTATION AND UNDERSTANDING THAT THE METHOD(S) CONTAINED IN THIS AGREEMENT FOR DETERMINING THE PURCHASE PRICE OF THE COMPANY'S SHARES WILL BE APPLIED UNDER THE CIRCUMSTANCES AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS SET FORTH IN THIS AGREEMENT. ACCORDINGLY, IT IS THE INTENTION AND EXPECTATION OF THE SHAREHOLDER THAT, IN SITUATIONS IN WHICH THIS AGREEMENT IS APPLICABLE, THE COURTS SHALL INTERPRET AND APPLY THIS AGREEMENT STRICTLY IN ACCORDANCE WITH ITS TERMS AND CONDITIONS, WHETHER ACTING UNDER SECTION 302A.751 OF THE MINNESOTA BUSINESS CORPORATION ACT OR OTHERWISE.

     (b) THE SHAREHOLDER CONFIRMS THAT THE SHAREHOLDER HAS CAREFULLY REVIEWED THIS AGREEMENT AND UNDERSTANDS IT. THE SHAREHOLDER FURTHER CONFIRMS THAT THE SHAREHOLDER HAS CONSULTED WITH LEGAL COUNSEL REPRESENTING THE SHAREHOLDER CONCERNING THIS AGREEMENT.

     (c) THE SHAREHOLDER FURTHER REPRESENTS THAT, ALTHOUGH THE SHAREHOLDER IS (OR FROM TIME TO TIME MAY BE) AN EMPLOYEE, OFFICER AND/OR DIRECTOR OF THE COMPANY (OR OF A DIRECT OR INDIRECT SUBSIDIARY OR OTHER AFFILIATE OF THE COMPANY), THE SHAREHOLDER IS HOLDING THE SHARES FOR THEIR POTENTIAL AS AN EQUITY INVESTMENT AND WITHOUT ANY EXPECTATION UNDER SECTION 302A.751 OF THE MINNESOTA BUSINESS CORPORATION ACT OR OTHERWISE THAT THE OWNERSHIP OF THE SHARES WILL ENTITLE THE SHAREHOLDER TO ANY RIGHTS AS AN EMPLOYEE, OFFICER OR DIRECTOR OF THE COMPANY (OR ANY SUCH SUBSIDIARY OR OTHER AFFILIATE OF THE COMPANY) THAT WOULD NOT EXIST IF THE SHAREHOLDER WERE NOT A SHAREHOLDER. THE SHAREHOLDER FURTHER AGREES THAT NO CHANGE IN HIS OR HER EXPECTATIONS CONCERNING EMPLOYMENT OR CONCERNING HIS OR HER PARTICIPATION AS AN OFFICER OR DIRECTOR WILL HAVE A REASONABLE BASIS UNLESS SET FORTH IN A WRITTEN AGREEMENT EXPRESSLY GIVING THE SHAREHOLDER ADDITIONAL RIGHTS AS TO SUCH MATTERS. THE COMPANY HEREBY ADVISES THE SHAREHOLDER THAT THE COMPANY HAS THE EXPECTATION THAT THE SHAREHOLDER WILL NOT HAVE ANY RIGHT TO EMPLOYMENT BY THE COMPANY (OR BY ANY DIRECT OR INDIRECT SUBSIDIARY OR OTHER AFFILIATE OF THE COMPANY) OR TO CONTINUE TO BE AN OFFICER OR DIRECTOR OF THE COMPANY (OR OF ANY SUCH SUBSIDIARY OR OTHER AFFILIATE) BY VIRTUE OF THE SHAREHOLDER'S OWNERSHIP OF THE SHARES.

     SECTION 10.    Miscellaneous.
                    -------------

     (a) Notices.  All notices, instructions and other communications in
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connection with this Agreement shall be in writing and may be given by (i)
personal delivery, (ii) certified mail, return receipt requested, postage prepaid, or (iii) delivery by a nationally recognized overnight courier, to the parties at the addresses of each as set forth on the signature pages to this Agreement or to such other address as any party may specify in a notice to the other parties. Notices will be deemed to have been given (w) when actually delivered personally, (x) the next business day if sent by overnight courier (with proof of delivery) and (y) on the fifth day after mailing by certified mail.

     (b) No Waiver.  No course of dealing and no delay on the part of any party
         ---------
hereto in exercising any right, power or remedy conferred by this Agreement shall operate as a waiver thereof or otherwise prejudice such party's rights, powers and remedies conferred by this Agreement or shall preclude any other or further exercise thereof or the exercise of any other right, power and remedy.

     (c) Binding Effect; Assignability.  This Agreement shall be binding upon
         -----------------------------
and, except as otherwise provided herein, shall inure to the benefit of the respective parties and their permitted successors and assigns, including, without limitation, Permitted Transferees to the extent specifically provided for herein. This Agreement shall not be assignable except as otherwise specifically provided herein.

     (d) Amendment and Waiver.  This Agreement may not be amended, modified or
         --------------------
supplemented without the consent of the Company and the Shareholder, and no waiver or consent to departures from the provisions hereof shall bind any party who has not given such waiver or consent.

     (e) Governing Law; Service of Process.  This Agreement shall be construed
         ---------------------------------
both as to validity and performance in accordance with, and governed by, the laws of the State of Minnesota applicable to agreements to be performed in Minnesota, without regard to principles of conflict of laws.

     (f) Counterparts.  This Agreement may be executed in two or more
         ------------
counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument, and all signatures need not appear on any one counterpart.

     (g) Headings.  All headings and captions in this Agreement are for purposes
         --------
of reference only and shall not be construed to limit or affect the substance of this Agreement. All references to Section in this Agreement refer to Sections of this Agreement, unless the context otherwise expressly provides.

     (h) Entire Agreement.  This Agreement contains, and is intended as, a
         ----------------
complete statement of all the terms of the arrangements between the parties with respect to the matters provided for herein and supersedes any previous agreements and understandings between the parties with respect to those matters.

     (i) Severability.  If any term or other provision of this Agreement is
         ------------
invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the maximum extent possible.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       JOSTENS, INC.

                                         a Minnesota corporation

                                       By: /s/ Lee U. McGrath
                                          -------------------
                                          Name:  Lee U. McGrath
                                          Title:  Vice President and Treasurer
                                          Address:____________________________
                                                  ____________________________
                                                  ____________________________


                                          /s/ Michael :Bailey
                                          -------------------
                                          Name:  Michael Bailey
                                          Address:____________________________
                                                  ____________________________
                                                  ____________________________


Accepted and agreed to for purposes
of Section 3(b) only:

SATURN EQUITY LIMITED

By:  /s/ Sydney J. Coleman
     ---------------------
Name:  Sydney J. Coleman
Title:  Director

Address:  P.O. Box 1111
          Grant Cayman
          Cayman Islands, BWI



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